UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2023
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On February 7, 2023, the Board of Directors of Cactus, Inc. (the “Company”) amended and restated the Company’s bylaws (as so amended the “Amended and Restated Bylaws”) to include forum selection provisions that, among other things, provide that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any claims under the Securities Act of 1933, as amended.

The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are hereby incorporated by reference into this Item 5.03. The foregoing summary description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws.

Item 8.01 Other Events.

As previously announced, on December 30, 2022, the Company, and its newly formed wholly-owned subsidiary Atlas Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), entered into an Agreement and Plan of Merger with HighRidge Resources, Inc., a Delaware corporation (the “Target”), which indirectly owns all of the issued and outstanding equity interests in FlexSteel Pipeline Technologies, Inc., a Delaware corporation, and FlexSteel LTIP LP, a Delaware limited partnership (the “Seller Representative”), solely in its capacity as Seller Representative thereunder and for purposes of certain provisions of the Merger Agreement, pursuant to which Merger Sub will merge with and into the Target, with the Target continuing as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”).

The Company announced today that the waiting period had expired under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Merger. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Completion of the transaction is subject to the satisfaction of the remaining customary closing conditions and is expected to occur during the first quarter of 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Cactus, Inc., effective February 7, 2023
99.1	Press Release of Cactus, Inc. dated February 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

February 7, 2023	By:	/s/ Stephen Tadlock
Date	Name:	Stephen Tadlock
	Title:	Vice President, Chief Financial Officer and Treasurer

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